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                                                                      Exhibit 23




                                         Consent of Independent Auditors


The Board of Directors
MetaSolv Software, Inc.

We consent to the use of our reports incorporated herein by reference.


                                                       /s/ KPMG LLP




Dallas, Texas
November 18, 1999